EXHIBIT 32.2 - CERTIFICATION OF CHIEF FINANCIAL OFFICER

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Sycamore Networks, Inc. (the “Company”) on Form 10-Q/A for the period ending October 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Richard J. Gaynor, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company, as of, and for the periods presented in the Report.

/s/ Richard J. Gaynor

Richard J. Gaynor

Chief Financial Officer, Vice President,

Finance and Administration, Secretary and Treasurer

September 12, 2005